UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 4, 2019

CARBON ENERGY CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-02040	26-0818050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 1170, Denver, Colorado	80290
(Address of principal executive offices)	(Zip code)

(720) 407-7030
(Registrant’s telephone number including area code)

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 4, 2019, Carbon Energy Corporation (the “Company”) entered into amendments to the employment agreements of each of Patrick R. McDonald, Mark D. Pierce and Kevin D. Struzeski (the “Employment Agreement Amendments”). The Employment Agreement Amendments provide:

●	that any severance payments payable by the Company to an executive will be paid into escrow immediately upon the executive’s involuntary termination and then delivered out of escrow to the executive within five business days after a release of the Company from liability delivered by the executive becomes irrevocable and effective;
●	a revised definition of “Change in Control” to reflect the definitions provided in Treasury Regulations 1.409A-3(i)(5)(v), (vi) and (vii);
●	that the executive does not have the ability to designate, directly or indirectly, the tax year in which a severance payment will be made; and
●	updated contact information for the Company and each executive

The information contained in this Item 1.01 regarding the Amendment is qualified in its entirety by copies of the Employment Agreement Amendments attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, which are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

See Item 1.01 of this Current Report on Form 8-K for a description of the material terms of the Employment Agreement Amendments, which terms are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1*	Amendment to the Employment Agreement of Patrick R. McDonald, dated March 4, 2019
10.2*	Amendment to the Employment Agreement of Mark D. Pierce, dated March 4, 2019
10.3*	Amendment to the Employment Agreement of Kevin D. Struzeski, dated March 4, 2019

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CARBON ENERGY CORPORATION

March 6, 2019	/s/ Patrick R. McDonald
Patrick R. McDonald, Chief Executive Officer

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